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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 15, 2006


                           MEDICAL NUTRITION USA, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-18349                  11-3686984
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


         10 West Forest Avenue
         Englewood, New Jersey                                    07631
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 (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number including area code: (201) 569-1188


                                 Not Applicable
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          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS
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         On May 16, 2006, the Securities and Exchange Commission notified
Medical Nutrition USA, Inc. that its amended Registration Statement covering shares issued upon exercise of its Class A and Class B warrants, and shares issued or issuable upon conversion of its promissory notes, was declared effective by the Securities and Exchange Commission on May 15, 2006. The Company press release issued in connection with this event, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS
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(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:
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         The following exhibit is being furnished herewith:

         99.1.    Medical Nutrition USA, Inc. press release dated May 16, 2006.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MEDICAL NUTRITION USA, INC.


May 16, 2006                           By: /s/ MYRA GANS
                                           -------------------------------------
                                           Myra Gans
                                           Executive Vice President
                                           and Secretary


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                                  Exhibit Index
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Exhibit No.       Description
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   99.1           Medical Nutrition USA, Inc. press release dated May 16, 2006.



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